RANDGOLD RESOURCES LIMITED
Incorporated in Jersey, Channel Islands
Reg. No. 62686
LSE Trading Symbol: RRS
Nasdaq Trading Symbol: GOLD

PLEASE NOTE NEW TIME OF Q3 INVESTOR CONFERENCE CALL DUE TO CLASH WITH OTHER
COMPANY CALLS
RANDGOLD RESOURCES (LSE: RRS) (NASDAQ: GOLD)
ANNOUNCEMENT OF Q3 RESULTS - THURSDAY 2 NOVEMBER 2006

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* INTERNATIONAL INVESTOR CONFERENCE CALL   NOTE NEW TIMES
15:00 UK * 10:00 Eastern * 07:00 Western * 16:00 Central Europe * 17:00 South
Africa

DIAL-IN NUMBERS - LIVE CALL Access code 'RANDGOLD RESOURCES'
UK - Toll-free 0800 917 7042
USA - Toll 1-412 858 4600, Toll-free 1-800 860 2442
Canada - Toll-free 1-866 519 5086
Europe - Toll +41 916 105 600, Toll-free +800 246 78 700
Australia - Toll-free 1-800 350 100
South Africa - Toll 011 535 3600, Toll-free 0800 200 648

OPTION - WE CALL YOU
If you wish us to call you for the conference call, please contact us (details below)

PLAYBACK - (replay available 2 hours after the call, for 48 hours) Access Code
2649#
UK - 0808 234 6771
USA and Canada - 1 412 317 0088
Europe - +41 91 612 4330
South Africa - 011 305 2030

TRANSCRIPT
Please advise us by e-mail or fax, with your details, if you would like to be sent a copy of the transcript of the conference call.

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* RELEASE
The Q3 results will be released electronically on Thursday 2 November 2006 at
07:00 UK time when the full results will also be published on our website at
www.randgoldresources.com. The PowerPoint presentation will be available on the site from 11:30 UK time.

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* GROUP PRESENTATION - LONDON
Date: Thursday 2 November 2006
Time: 11:45 for 12:00 (followed by a finger lunch)
Venue: Nasdaq, 6th Floor, 120 Old Broad Street, London, EC2N 1AR

If you wish to attend the above presentation, please contact Kathy du Plessis at
randgoldresources@dpapr.com or on +27 11 728 4701.

SIMULTANEOUS AUDIO WEBCAST OF PRESENTATION
A live Audio Webcast of the presentation will be available on the company's website from 12:00 UK time and will remain on the site for later viewing.

QUESTIONS
Submit any questions relating to the results to randgoldresources@dpapr.com and you will receive a prompt response.

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IF YOU NO LONGER WISH TO RECEIVE FURTHER INFORMATION ON RANDGOLD RESOURCES
PLEASE ADVISE US BY E-MAIL OR FAX TO THE DETAILS LISTED BELOW.

Enquiries: Kathy du Plessis
Randgold Resources Investor and Media Relations
randgoldresources@dpapr.com
Tel +27 11 728 4701, Mobile +27 (0)83 266 5847, Fax +27 11 728 2547
www.randgoldresources.com